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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12

NEW CENTURY FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Greenlight Capital, L.L.C.
Greenlight Capital, Inc.
DME Advisors, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.
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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

     On February 16, 2006, Greenlight Capital, L.L.C., Greenlight Capital, Inc., DME Advisors, L.P., DME Advisors GP, L.L.C. and Mr. David Einhorn filed an amendment to their Schedule 13D with the Securities and Exchange Commission, which amendment contained the following statements in its Item 4 disclosure :
     “Since August 2005, the Principal has engaged in discussions with members of New Century’s Board of Directors (the “Board”) concerning a variety of matters related to New Century’s business strategy and Greenlight’s desire that New Century focus on “per share” value maximization. The Principal also expressed a desire to join the Board in order to participate actively in New Century’s business strategy.
     On February 16, 2006, the Principal sent a letter to Mr. Fredric J. Forster, lead director of New Century, informing him that he was disappointed with the Board’s offer that he make periodic formal presentations to the Board in lieu of a Board seat. The Principal also explained in the letter that, in view of the Board’s response, Greenlight was left with no choice other than to propose its own slate of directors for election at the 2006 Annual Meeting of Stockholders of New Century (the “2006 Meeting”). A copy of the Principal’s letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On February 16, 2006, Greenlight Fund sent a notice (the “Notice”) to the Secretary of New Century formally notifying New Century of its intent to nominate David Einhorn, David A. Cohen and Thomas J. Edelman (each a “Nominee” and collectively, the “Nominees”) for election to the Board at the 2006 Meeting and to solicit proxies in connection therewith. A copy of the Notice is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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     Representatives of the Reporting Persons may make proposals to New Century’s management and Board and may engage financial, legal and other advisors to explore value creating alternatives including changes to the overall strategic direction of New Century, corporate structure, capital allocation, capital raising activities, declassification of the Board, Board and management composition and related topics. The Reporting Persons may also contact other shareholders of New Century to discuss any and all of the above.
     The Reporting Persons reserve the right to acquire, or dispose of, additional securities of New Century, in the ordinary course of business, to the extent deemed advisable in light of the Reporting Persons’ general investment and trading policies, market conditions, the availability of shares of Common Stock or other factors.
     IMPORTANT INFORMATION
     Greenlight LLC, Greenlight Inc and DME intend to make a preliminary filing with the Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies for the election of the Nominees at the 2006 Meeting.
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY GREENLIGHT LLC, GREENLIGHT INC AND DME FROM THE STOCKHOLDERS OF NEW CENTURY FOR USE AT THE 2006 MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF NEW CENTURY AND WILL BE AVAILABLE AT NO CHARGE AT THE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS (WHICH MAY BE DEEMED TO CONSIST OF THE REPORTING PERSONS, THE GREENLIGHT ENTITIES, DAVID A. COHEN AND THOMAS J. EDELMAN) AND THEIR DIRECT AND INDIRECT INTERESTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 99.2 HERETO.”
     Defined terms used in Item 4 above but not defined therein are defined as follows: The “Principal” means David Einhorn. “New Century” means New Century Financial Corporation. “Greenlight LLC” means Greenlight Capital, L.L.C. “Greenlight Inc” means Greenlight Capital, Inc. “Greenlight Fund” means Greenlight Capital, L.P., “Greenlight” means collectively Greenlight LLC, Greenlight Inc, DME Advisors GP, L.L.C. and DME Advisors, L.P. The “Reporting Persons” means Greenlight together with the Principal. “DME” means DME Advisors, L.P. The “Greenlight Entities” means Greenlight Fund, Greenlight Capital Qualified, L.P., Greenlight Capital Offshore, Ltd. and the managed account advised by DME.
     On February 16, 2006, Mr. Einhorn sent a letter to Mr. Fredric J. Forster, the Lead Director of the Board, a copy of which is attached hereto as Exhibit 1.

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     On February 16, 2006, Greenlight Fund sent the Notice to the Secretary of New Century notifying New Century of its intent to nominate David Einhorn, David A. Cohen and Thomas J. Edelman (the “Nominees”) for election to the Board at the 2006 meeting. A copy of the Notice is attached hereto as Exhibit 2.
     Information relating to the Nominees and the other Participants is contained in the Notice attached hereto as Exhibit 2.
     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY GREENLIGHT CAPITAL, L.L.C. AND GREENLIGHT CAPITAL, INC. AND DME ADVISORS, L.P., FROM THE STOCKHOLDERS OF NEW CENTURY FINANCIAL CORPORATION FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF NEW CENTURY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS (WHICH MAY BE DEEMED TO CONSIST OF GREENLIGHT CAPITAL, L.L.C., GREENLIGHT CAPITAL, INC., DME ADVISORS, L.P., DME ADVISORS GP, L.L.C., GREENLIGHT CAPITAL, L.P., GREENLIGHT CAPITAL QUALIFIED, L.P., GREENLIGHT CAPITAL OFFSHORE, LTD., DAVID EINHORN, DAVID A. COHEN AND THOMAS J. EDELMAN) AND THEIR DIRECT AND INDIRECT INTERESTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 2 HERETO.

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EXHIBIT 1
February 16, 2006
Mr. Fredric J. Forster
Lead Director
New Century Financial Corporation
18400 Von Karman, Suite 1000
Irvine, CA 92612
VIA E-MAIL
Dear Mr. Forster:
     We are writing to follow-up on our phone call on February 14, 2006 and in response to your letter dated February 14, 2006. I was very disappointed with your response that it is not in the best interests of shareholders to offer a board seat to your largest shareholder.
     Your suggested proposal of inviting me to “make regular two-hour presentations to the Board three times a year for the next two years” so as to ensure you hear our views regularly in exchange for a “customary” two year standstill agreement is not acceptable to us. In view of your response, we are left with no choice other than to propose our own slate of directors for election to the board. Accordingly, we are delivering today to the company a formal notice that we will nominate three directors for election at New Century’s 2006 Annual Meeting.
     While it is kind of you to recognize that our suggestions have been helpful and enabled New Century to make incremental adjustments to its strategy, we are disappointed that the Board of Directors has now opted for a proxy contest in lieu of an amicable compromise of expanding the Board by a single seat to formalize our ongoing participation in ensuring that New Century adopts a business plan centered around “per share” value maximization.
     On our phone call, you made a number of troubling comments demonstrating a surprising misperception of Greenlight’s agenda that neither reflect our previous discussions nor our actual views. Let us set the record straight, so there is no confusion.
     Our agenda is for New Century to make its capital allocation decisions for the sole purpose of maximizing per share values for all shareholders, while adopting conservative accounting practices that do not front-load earnings and maintaining a conservative capital structure so as to enable New Century to both survive and thrive through the volatility inherent in the mortgage banking business.
     We believe that a “per share” value maximization policy requires different decisions at different times depending on facts and circumstances. For example, at the August 2005 Board of Directors meeting I was explicitly asked whether we favored a share repurchase. With the shares trading at $53, I responded that we were not big supporters of a share repurchase at that time.

However, as the shares have subsequently fallen to a lower level, the facts have changed and our views have changed.
     For you to now advance the notion that the whole purpose of our year-long dialogue has been to “radically downsize the capital base,” reflects, at best, a faulty memory.
     To respond to your misperceptions, we do not advocate reducing New Century’s capital by two-thirds and we do not advocate abandonment of the portfolio strategy. We have never advanced either idea in any context. As I pointed out to you on the phone, we believe that per share value maximization requires New Century to weigh its cost of equity properly against investment opportunities. We believe that New Century should deploy its capital toward its best risk-adjusted opportunities. In some circumstances, that could entail a substantial return of capital or wholesale modification of the business plan.
     For example, the risk-adjusted return available on capital deployed for share repurchases should be compared to the risk-adjusted return available on capital deployed to hold incremental levered subprime loans. At first, we were pleased to hear your assertion that the Board is already performing this exercise. However, I became troubled when I asked you again what New Century’s cost of equity is under this analysis. First, you again declined to answer and then you proceeded to ask us what we thought the cost of equity is.
     Of course, this exchange furthers our conviction that we can add substantial additional value through a direct presence on New Century’s Board of Directors.
     We strongly disagree with your comment that the only reason that the stock is where it is now, is that the industry is being colored in a horrendous way. We believe that New Century shares are depressed due to a history of capital misallocation, market anticipation of future capital misallocation and a number of other self-inflicted actions that we have previously discussed with you.
     We have been large, long-term shareholders in New Century since 2002. As we have said, we believe that New Century’s origination platform is an extraordinary, though volatile, asset. Our investment in New Century has performed well over the years because the value of the origination platform has experienced extraordinary growth. This growth has been mitigated by a series of capital allocation decisions taken in the absence of a proper determination of per share value maximization. We believe that the future of New Century will be brighter and the experience of all New Century shareholders will be much improved if future decisions are made in a better fashion.
Sincerely,

/s/ DAVID EINHORN

David Einhorn
President
Greenlight Capital, Inc.

EXHIBIT 2
February 16, 2006
By Hand Delivery and Facsimile
New Century Financial Corporation
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612
Attention Corporate Secretary
Re: Stockholder’s Notice of Intent to Nominate Director Candidates
Dear Sir or Madam:
Greenlight Capital, L.P., a Delaware limited partnership (the “Record Owner” or “Greenlight LP”), hereby submits this notice (this “Notice”) of intent to nominate David Einhorn, David A. Cohen and Thomas J. Edelman (each a “Nominee” and collectively the “Nominees”) for election to the Board of Directors (the “Board”) of New Century Financial Corporation (“New Century”) at the 2006 Annual Meeting of the Stockholders, and any adjournments or postponements thereof (the “2006 Meeting”), pursuant to Section 2.8 of the Third Amended and Restated Bylaws (the “Bylaws”) of New Century filed as Exhibit 3.1 to the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 31, 2005.
The record address of the Record Owner is 140 East 45th Street, Floor 24, New York, New York 10017. The Record Owner currently holds of record 100 shares (the “Record Shares”) of common stock, par value $0.01 (“Common Stock”), of New Century. In addition to the Record Shares, the Record Owner holds 612,900 shares of Common Stock through its account with Goldman Sachs & Co. The Record Owner may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 13D-G thereunder) such 613,000 shares of Common Stock. Other than such 613,000 shares of Common Stock, the Record Owner does not “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) any other shares of New Century. Greenlight Capital, L.L.C., a Delaware limited liability company (“Greenlight LLC”), directs the voting and disposition of the Record Shares, as well as the other shares held by the Record Owner, as the general partner of the Record Owner and as such may be deemed the “beneficial owner” of the Record Shares and such other shares within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder. The address for Greenlight LLC is 140 East 45th Street, Floor 24, New York, New York 10017. Greenlight LLC also serves as the general partner and directs the voting and disposition of 1,902,300 shares of Common Stock held by Greenlight Capital Qualified, L.P., a Delaware limited partnership (“Greenlight Qualified”), through its account with Goldman Sachs & Co. The address for Greenlight Qualified is 140 East 45th Street, Floor 24, New York, New York 10017. Greenlight LLC may be deemed the “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of an aggregate of 2,515,300 shares of Common Stock, consisting of the 613,000 shares held by the Record Owner and the 1,902,300 shares held by Greenlight Qualified. Greenlight LLC does not own of record any shares of stock of New Century and other than the 2,515,300 shares of Common Stock described above, does not “beneficially own” (within the meaning of

Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) any other shares of stock of New Century. An affiliate of Greenlight LLC, Greenlight Capital, Inc., a Delaware corporation (“Greenlight Inc”), acts as the investment advisor for Greenlight Capital Offshore, Ltd., a British Virgin Islands international business company (“Greenlight Offshore”), which is the holder of 2,583,900 shares of Common Stock through its account with Goldman Sachs & Co. Greenlight Inc’s address is 140 East 45th Street, Floor 24, New York, New York 10017. Greenlight Offshore’s address is c/o Citco BVI Limited, Citco Building, Wickhams Cay 1, P.O. Box 662, Road Town, Tortola, British Virgin Islands. Another affiliate of Greenlight LLC, DME Advisors, LP, a Delaware limited partnership (“DME”), is an investment advisor to a managed account which is the holder of 400,800 shares of Common Stock through its account with Goldman Sachs & Co. DME’s address is 140 East 45th Street, Floor 24, New York, New York 10017. David Einhorn is the Senior Managing Member of Greenlight LLC and DME Advisors GP, LLC, the general partner of DME (“DME GP” and, collectively with DME, Greenlight LLC and Greenlight Inc, the "Management Entities”), and the President of Greenlight Inc. DME GP’s address is 140 East 45th Street, Floor 24, New York, New York 10017. As the principal executive officer of each of the Management Entities, David Einhorn directs the voting and disposition of all of the 5,500,000 shares of Common Stock described above and, therefore, may be deemed the “beneficial owner” of all of such shares within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder. David Einhorn does not own of record any shares of stock of New Century and other than the 5,500,000 shares described above, does not “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) any other shares of stock of New Century. David Einhorn’s address is 140 East 45th Street, Floor 24, New York, New York 10017. If the Record Owner, Greenlight Qualified, Mr. Einhorn and the Management Entities were deemed to be a “group” for the purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, such group would be deemed to be a “beneficial owner” of all such 5,500,000 shares.
The Record Owner hereby represents that it: (i) is a stockholder of record of New Century entitled to vote at the 2006 Meeting, (ii) intends to deliver a proxy statement and form of proxy to holders of at least the percentage of New Century’s outstanding capital stock required to elect the Nominees at the 2006 Meeting, and (iii) intends to appear in person or by proxy at the 2006 Meeting to nominate the Nominees.
To the knowledge of the Record Owner, the Board consists of ten directors and only three candidates will be nominated for election at the 2006 Meeting. If, for any reason, more than three directors are to be elected at the 2006 Meeting, the Record Owner reserves the right to nominate additional persons to be so elected (each such additional nominee, an “Additional Nominee”). Additionally, if a Nominee or an Additional Nominee is unable to stand for election at the 2006 Meeting for any reason, the Record Owner intends to nominate a substitute candidate to stand for election at the 2006 Meeting. The Record Owner will provide notice to New Century as soon as practicable after identifying such substitute nominee or Additional Nominee.

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Attached as Annex A hereto, and by this reference incorporated in this Notice, is information relating to each of the Nominees required by the Bylaws. All of the Annexes to this Notice are incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and under any heading therein, shall be deemed disclosed for all purposes of this Notice. Certain capitalized terms used in the Annexes and not defined therein are defined in this Notice.
Please be advised that, notwithstanding our compliance with the requirements relating to the provision of notice relating to the nomination of director candidates by stockholders of New Century in the Bylaws (the “Bylaw Requirements”), neither the delivery of this notice in accordance with the terms of the Bylaw Requirements nor the delivery of any additional information, if any, provided by us from and after the date hereof shall be deemed to constitute an admission by us of the legality or enforceability of the Bylaw Requirements or a waiver by us of our right to, in any way, contest or challenge the enforceability thereof.
The Nominees have each consented to stand for election, to being named in the proxy statement to be filed by the Record Owner or any of its affiliates with the Commission and to stand as director if elected. Such consents are attached hereto as Annexes B, C and D, which annexes are incorporated herein by reference.
It is our belief that we have complied with all of the requirements to provide notice to New Century of the intent to nominate directors for the 2006 Meeting. Please advise us if you believe there are any deficiencies in this Notice.
[Signature Page Follows]

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Sincerely,

Greenlight Capital, L.P.

By:	Greenlight Capital, L.L.C.
its general partner

	By:	/s/ DAVID EINHORN

David Einhorn
Senior Managing Member
[Signature Page for Notice of Intent to Nominate Directors]

Annex A
Information Regarding the Nominees Required by Section 2.8 of the Bylaws
I. Information Regarding David Einhorn
Name: David Einhorn
Business address: 140 East 45th Street, Floor 24, New York, New York 10017
Principal Occupation and Background: David Einhorn is (i) the President and a Director of Greenlight Inc, (ii) the Senior Managing Member of Greenlight LLC, DME GP, Greenlight Masters, LLC and Greenlight Masters GP, LLC (collectively with Greenlight Masters, LLC, the “Masters Entities”) and (iii) the Managing Member of Greenlight Capital Management, LLC and GCM Advisors, LLC (together with Greenlight Capital Management, LLC, the “GCM Entities”). The address of each of the above entities is 140 East 45th Street, Floor 24, New York, New York 10017. Greenlight Inc is the investment advisor to Greenlight Offshore and provides certain management services (but not investment control or voting control) to Greenlight LP and Greenlight Qualified. Greenlight LLC acts as the general partner of Greenlight LP and Greenlight Qualified. DME GP acts as the general partner to DME, which in turn manages an investment account. The primary business of Greenlight LP, Greenlight Qualified and Greenlight Offshore is investing in and holding securities of various entities. Greenlight Masters GP, LLC and Greenlight Masters, LLC are the general partner and investment manager of a complex of funds, whose primary purpose is investing in other private investment vehicles. Greenlight Capital Management, LLC and GCM Advisors, LLC are the general partner and investment manager of a private equity fund. None of the entities described above is a parent, subsidiary or affiliate of New Century.
Mr. Einhorn has served as Senior Managing Member of Greenlight LLC since December 2003 and the Masters Entities since September 2003. Mr. Einhorn has served as the Managing Member and President of each of the GCM Entities since December 2002. Since February 2005, Mr. Einhorn has been the Senior Managing Member of DME GP, and, from April 2004 to February 2005, Mr. Einhorn was the Senior Managing Member to the predecessor to DME, Greenlight Capital Advisors, LLC. Greenlight Capital Advisors, LLC is not a parent, subsidiary or affiliate of New Century. From December 2002 to September 2003, Mr. Einhorn was the sole Managing Member of the Masters Entities. From April 1996 to December 2003, Mr. Einhorn served as a Managing Member of Greenlight LLC. Mr. Einhorn has served as a President and Director of Greenlight Inc since January 1996. In January 1996, Mr. Einhorn co-founded Greenlight Inc and served as one of its co-presidents and directors. Prior to founding Greenlight Inc, Mr. Einhorn worked as an investment analyst at Siegler, Collery & Co., an investment firm involved in both public and private investments. Prior to that experience, Mr. Einhorn was an analyst in the Investment Banking Group of Donaldson, Lufkin & Jenrette. Mr. Einhorn graduated summa cum laude with distinction in all subjects from Cornell University in 1991. He earned a B.A. in Government from the College of Arts and Sciences.

Directorships: Mr. Einhorn is not the director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 37
Legal Proceedings Adverse to New Century: Neither Mr. Einhorn nor any associate of Mr. Einhorn is a party to any legal proceeding that is adverse to New Century or any of its subsidiaries or has a material adverse interest to New Century or any of its subsidiaries in any legal proceeding.
Certain Legal Proceedings: Mr. Einhorn has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. Einhorn, (ii) any partnership in which Mr. Einhorn was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. Einhorn was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. Einhorn has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. Einhorn from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. Einhorn has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. Einhorn has not been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. Einhorn has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. Einhorn does not own any securities of New Century of record. Mr. Einhorn does not beneficially own any securities of New Century directly. Mr. Einhorn may be deemed an indirect beneficial owner (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of 5,500,000 shares (the “Greenlight Shares”) of Common Stock because of his position as principal executive officer of each of Greenlight Inc, Greenlight LLC and DME GP, which control the voting and disposition of the shares of Common Stock owned by Greenlight Offshore, Greenlight LP, Greenlight Qualified and a managed account (each a “Greenlight Fund” and collectively the “Greenlight Funds”). Mr. Einhorn disclaims all beneficial ownership over such Greenlight Shares. The Greenlight Shares constitute 9.7% of the outstanding shares of Common Stock of New Century. Neither Mr. Einhorn, the Management Entities, the Greenlight Funds nor any other entity affiliated with Mr. Einhorn is the direct or indirect beneficial owner of any securities of any parent or subsidiary of New Century. Other than as is set forth in this Notice, no associate of Mr. Einhorn directly or indirectly beneficially owns any securities of New Century.
Other than the transactions described below, Mr. Einhorn has not directly or indirectly purchased or sold any securities of New Century in the past two years.
Transactions in the Common Stock
by Mr. Einhorn Directly
None
Transactions in New Century
Common Stock by the Greenlight Funds
Transactions in New Century Common Stock by Greenlight LP during the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

April 1, 2004	Purchase of Common Stock	14,900
April 12, 2004	Purchase of Common Stock	26,800
April 12, 2004	Purchase of Common Stock	26,700
April 13, 2004	Purchase of Common Stock	6,700
April 13, 2004	Purchase of Common Stock	17,300
April 13, 2004	Purchase of Common Stock	6,700
April 14, 2004	Purchase of Common Stock	20,100
April 15, 2004	Purchase of Common Stock	6,700
July 2, 2004	Sale of Common Stock	18,700
October 11, 2004	Purchase of Common Stock	5,100
October 20, 2004	Purchase of Common Stock	3,000
December 1, 2004	Sale of Common Stock	17,900
December 1, 2004	Sale of Common Stock	8,200
December 2, 2004	Sale of Common Stock	8,300
December 3, 2004	Sale of Common Stock	5,800
December 6, 2004	Sale of Common Stock	5,900
February 9, 2005	Sale of Common Stock	12,000
March 15, 2005	Purchase of Common Stock	24,600

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

March 16, 2005	Purchase of Common Stock	11,400
March 18, 2005	Purchase of Common Stock	19,100
March 22, 2005	Purchase of Common Stock	1,200
March 23, 2005	Purchase of Common Stock	17,100
March 23, 2005	Purchase of Common Stock	5,300
April 15, 2005	Purchase of Common Stock	17,100
April 18, 2005	Purchase of Common Stock	22,300
April 19, 2005	Purchase of Common Stock	12,800
April 20, 2005	Purchase of Common Stock	50,200
April 20, 2005	Purchase of Common Stock	300
September 16, 2005	Purchase of Common Stock	17,800
September 19, 2005	Purchase of Common Stock	30,600
September 20, 2005	Purchase of Common Stock	8,400
September 29, 2005	Sale of Common Stock	56,800
October 11, 2005	Purchase of Common Stock	41,300
October 11, 2005	Purchase of Common Stock	7,600
October 12, 2005	Purchase of Common Stock	4,400
Transactions in New Century Common Stock by Greenlight Qualified during the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

April 1, 2004	Sale of Common Stock	15,450
April 12, 2004	Purchase of Common Stock	76,300
April 12, 2004	Purchase of Common Stock	77,000
April 13, 2004	Purchase of Common Stock	19,000
April 13, 2004	Purchase of Common Stock	48,750
April 13, 2004	Purchase of Common Stock	19,100
April 14, 2004	Purchase of Common Stock	57,200
April 15, 2004	Purchase of Common Stock	19,000
July 2, 2004	Sale of Common Stock	11,900
October 11, 2004	Purchase of Common Stock	28,600
October 20, 2004	Purchase of Common Stock	8,700
December 1, 2004	Sale of Common Stock	49,900
December 1, 2004	Sale of Common Stock	24,400
December 2, 2004	Sale of Common Stock	24,700
December 3, 2004	Sale of Common Stock	17,500
December 6, 2004	Sale of Common Stock	17,400
February 9, 2005	Sale of Common Stock	6,900
March 15, 2005	Purchase of Common Stock	76,100
March 16, 2005	Purchase of Common Stock	34,800
March 18, 2005	Purchase of Common Stock	58,400
March 22, 2005	Purchase of Common Stock	3,400
March 23, 2005	Purchase of Common Stock	52,200
March 23, 2005	Purchase of Common Stock	16,200
April 15, 2005	Purchase of Common Stock	74,200

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

April 18, 2005	Purchase of Common Stock	69,200
April 19, 2005	Purchase of Common Stock	39,800
April 20, 2005	Purchase of Common Stock	155,600
April 20, 2005	Purchase of Common Stock	1,000
September 16, 2005	Purchase of Common Stock	56,700
September 19, 2005	Purchase of Common Stock	96,600
September 20, 2005	Purchase of Common Stock	43,600
September 20, 2005	Purchase of Common Stock	15,200
September 29, 2005	Sale of Common Stock	212,100
October 11, 2005	Purchase of Common Stock	130,500
October 11, 2005	Purchase of Common Stock	24,100
October 12, 2005	Purchase of Common Stock	14,100
Transactions in New Century Common Stock by Greenlight Offshore during the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

April 1, 2004	Purchase of Common Stock	550
April 12, 2004	Purchase of Common Stock	96,900
April 12, 2004	Purchase of Common Stock	96,300
April 13, 2004	Purchase of Common Stock	24,300
April 13, 2004	Purchase of Common Stock	62,300
April 13, 2004	Purchase of Common Stock	24,200
April 14, 2004	Purchase of Common Stock	72,700
April 15, 2004	Purchase of Common Stock	24,300
July 2, 2004	Purchase of Common Stock	30,600
October 11, 2004	Purchase of Common Stock	38,300
October 20, 2004	Purchase of Common Stock	11,400
December 1, 2004	Sale of Common Stock	32,100
December 1, 2004	Sale of Common Stock	54,800
December 2, 2004	Sale of Common Stock	32,700
December 3, 2004	Sale of Common Stock	22,900
December 6, 2004	Sale of Common Stock	23,000
February 9, 2005	Purchase of Common Stock	18,900
March 15, 2005	Purchase of Common Stock	103,000
March 16, 2005	Purchase of Common Stock	46,700
March 18, 2005	Purchase of Common Stock	78,600
March 22, 2005	Purchase of Common Stock	4,600
March 23, 2005	Purchase of Common Stock	70,100
March 23, 2005	Purchase of Common Stock	21,800
April 15, 2005	Purchase of Common Stock	120,900
April 18, 2005	Purchase of Common Stock	93,900
April 19, 2005	Purchase of Common Stock	54,000
April 20, 2005	Purchase of Common Stock	211,400
April 20, 2005	Purchase of Common Stock	1,500
September 16, 2005	Purchase of Common Stock	76,600

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

September 19, 2005	Purchase of Common Stock	130,800
September 20, 2005	Purchase of Common Stock	58,400
September 20, 2005	Purchase of Common Stock	4,800
September 29, 2005	Sale of Common Stock	135,300
September 30, 2005	Sale of Common Stock	135,300
October 11, 2005	Purchase of Common Stock	176,700
October 11, 2005	Purchase of Common Stock	32,700
October 12, 2005	Purchase of Common Stock	19,400
Transactions in New Century Common Stock by the account managed by DME during the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of New Century

October 1, 2004	Purchase of Common Stock	250,000
October 11, 2004	Purchase of Common Stock	32,000
October 11, 2004	Purchase of Common Stock	2,000
October 20, 2004	Purchase of Common Stock	1,900
December 1, 2004	Sale of Common Stock	5,300
December 1, 2004	Sale of Common Stock	17,400
December 2, 2004	Sale of Common Stock	5,300
December 3, 2004	Sale of Common Stock	3,800
December 6, 2004	Sale of Common Stock	3,700
March 15, 2005	Purchase of Common Stock	1,300
March 16, 2005	Purchase of Common Stock	7,100
March 18, 2005	Purchase of Common Stock	11,900
March 22, 2005	Purchase of Common Stock	800
March 23, 2005	Purchase of Common Stock	10,600
March 23, 2005	Purchase of Common Stock	3,300
April 15, 2005	Purchase of Common Stock	23,800
April 18, 2005	Purchase of Common Stock	14,600
April 19, 2005	Purchase of Common Stock	8,400
April 20, 2005	Purchase of Common Stock	32,800
April 20, 2005	Purchase of Common Stock	200
September 16, 2005	Purchase of Common Stock	26,900
September 19, 2005	Purchase of Common Stock	20,400
September 29, 2005	Sale of Common Stock	23,650
September 30, 2005	Sale of Common Stock	23,650
October 11, 2005	Purchase of Common Stock	27,600
October 11, 2005	Purchase of Common Stock	5,100
October 12, 2005	Purchase of Common Stock	2,900
Leverage or Margin: While a portion of the purchase price or market value of the shares of which Mr. Einhorn may be deemed the beneficial owner was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, at the present time, all such shares are held in a cash account and no borrowings are currently in effect with respect to such shares. The portion of the purchase price or market value of the shares that was represented by funds borrowed or otherwise obtained was pursuant to a brokerage margin account.
Contracts, Arrangements or Understandings: Except as disclosed in this Notice, neither Mr. Einhorn, the Management Entities, the Greenlight Funds nor any other entity affiliated with Mr. Einhorn is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of New Century, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Other Interests Relating to New Century: Each of the Greenlight Funds is a party to a cash-settled equity-based swap contract pursuant to a standard ISDA form and swap confirmation with an independent bank counterparty based on the value of a specified number of shares of Common Stock (the “Basket”). Pursuant to the terms of each swap contract, if the per share price of the Common Stock is greater than $36.55 as of the payment date, the swap counterparty must pay the respective Greenlight Fund the product of (a) the number of shares in the Basket on the payment date, multiplied by (b) the volume weighted average price per share on the payment date, less $36.55 per share, subject to set off versus such Greenlight Fund’s payment obligation. In the event that the per share price of the Common Stock is less than $36.55 as of the payment date, the respective Greenlight Fund must pay the swap counterparty the product of (a) the number of shares in the Basket on the payment date, multiplied by (b) $36.55 per share, less the volume weighted average price per share on the payment date. On the payment date, each Greenlight Fund must pay the swap counterparty an amount equal to the product of (a) the number of reference shares in the Basket, multiplied by (b) $36.55, multiplied by (c) an annual rate of interest of the one day federal funds rate plus fifty basis points, subject to set off versus the swap counterparty’s payment obligation. Each swap is scheduled to terminate on October 4, 2006. Each swap may be terminated on two days’ notice from the respective Greenlight Fund. The Basket for the Greenlight Funds in the aggregate is 2,091,800 shares of Common Stock, divided among the Greenlight Funds as follows: the Basket for Greenlight LP is an aggregate 167,900 shares of Common Stock; the Basket for Greenlight Qualified is an aggregate 811,500 shares of Common Stock; the Basket for Greenlight Offshore is an aggregate 954,600 shares of Common Stock; and the Basket for the account managed by DME is an aggregate 157,800 shares of Capital Stock. The Greenlight Funds do not have the right to vote any shares of Common Stock or dispose of any shares of Common Stock pursuant to any swap contract, and the counterparty is under no obligation to purchase, sell or hold any shares of Common Stock. In addition, the swaps may only be settled for cash.
Transactions with New Century: There has not been since the beginning of New Century’s last fiscal year, and there is not currently proposed, any transaction, or series of similar transactions, to which New Century or any of its subsidiaries was or is a party, in which the amount involved exceeds $60,000 and in which Mr. Einhorn, the Management Entities, the Greenlight Funds, any other entity affiliated with Mr. Einhorn or any immediate family member or other associate of Mr. Einhorn had, or will have, a direct or indirect material interest. None of Mr. Einhorn, the Management Entities, the Greenlight Funds, any other entity affiliated with Mr. Einhorn, any corporation or organization of which Mr. Einhorn is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. Einhorn has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. Einhorn has been indebted to New Century or any of its subsidiaries at any time since the beginning of New Century’s last fiscal year in an amount in excess of $60,000.
Certain Business Relationships: Since the beginning of New Century’s last fiscal year, Mr. Einhorn is not, and has not been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which New Century or any of its subsidiaries was indebted. Mr. Einhorn is not associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. Einhorn has not failed to file any reports related to New Century that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships. Neither Mr. Einhorn nor any of his associates has any office or position with New Century or any arrangement or understanding with any person with respect to any future employment by New Century or its affiliates or with respect to any future transactions to which New Century or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of New Century and Mr. Einhorn or between Mr. Einhorn and any Nominee. Mr. Einhorn has not received any compensation from New Century as a director or executive officer.
Arrangements Relating to Nomination: Each Nominee will enter into an indemnification agreement with Greenlight LLC pursuant to which Greenlight LLC will indemnify such Nominee from and against any losses incurred by such Nominee arising out of his nomination for election as a director of New Century at the 2006 Meeting, his election to the Board and his serving on the Board. Each indemnification agreement will provide that if the Nominee is elected to the Board, any indemnification of losses from Greenlight LLC shall apply only after giving effect to any indemnification provided by New Century.
Interest in Matters to be Acted Upon: Due to their direct or indirect ownership interests in the Common Stock and their other interests relating to New Century described above under “Other Interests Relating to New Century,” Mr. Einhorn, the Management Entities and the Greenlight Funds have an interest in the solicitation of proxies in support of the Nominees. Mr. Einhorn directly or indirectly owns limited partnership interests or shares in each of the Greenlight Funds. The Nominees and Greenlight LLC have an interest in the solicitation of proxies in support of the Nominees through the indemnification agreements described above. The Nominees are expected to receive customary compensation from New Century in exchange for their services as directors, if elected. The Greenlight Funds may seek reimbursement from New Century for their costs and expenses incurred in connection with the solicitation of proxies in support of the Nominees.

Greenlight LP believes that Mr. Einhorn is independent for purposes of Rule 10A-3 of the Exchange Act and Paragraph 303A.02 of the New York Stock Exchange’s Listed Company Manual and is financially literate. Therefore, Greenlight LP believes that Mr. Einhorn is eligible to serve on New Century’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

II. Information Regarding David A. Cohen
Name: David A. Cohen
Business address: 12100 Wilshire Boulevard, Suite 800, Los Angeles, California 90025
Principal Occupation and Background: Mr. Cohen, age 42, currently is the President of GKM Capital (“GKM”). GKM’s address is 12100 Wilshire Boulevard, Suite 800, Los Angeles, California 90025. GKM is a private investment firm with an equity capital base of over $1 billion.
Mr.. Cohen has over 18 years of experience in principal investing, private equity, corporate finance and capital markets. He has been an active private investor in operating companies and public securities. Mr. Cohen has been the President of GKM since June 2005. From May 2003 to June 2005, Mr. Cohen was a private equity investor with Malibu Capital Partners, a private equity investment firm. From September 2001 to May 2003, he was a principal of Quellos Group, a global alternative investment firm with assets of more than $16 billion. None of GKM, Malibu Capital Partners or Quellos Group is a parent, subsidiary or affiliate of New Century. For most of the 1990’s, Mr. Cohen held a variety of senior executive positions with Pacific Holdings, a privately held enterprise with 25 operating companies across a variety of industries. He was responsible for Pacific Holdings’ public and private investments strategy. Mr. Cohen served simultaneously as Senior Vice President at Pacific Holdings’ largest investment, Dole Food Company/Castle & Cooke, a fruit and vegetable producer and marketer. Mr. Cohen started his career as a capital markets professional at Lazard Freres in New York. He holds a B.S. in engineering and applied sciences (summa cum laude) from Boston University, attended graduate school at Sydney University (Australia) as a Rotary Foundation Scholar, and holds a Master’s Degree in Finance (honors) from Cambridge University (England).
Directorships: Mr. Cohen is not a director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 42
Legal Proceedings Adverse to New Century: Neither Mr. Cohen nor any associate of Mr. Cohen is a party to any legal proceeding that is adverse to New Century or any of its subsidiaries or has a material adverse interest to New Century or any of its subsidiaries in any legal proceeding.
Certain Legal Proceedings: Mr. Cohen has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. Cohen, (ii) any partnership in which Mr. Cohen was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. Cohen was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. Cohen has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. Cohen from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. Cohen has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. Cohen has not been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. Cohen has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. Cohen does not own any securities of New Century of record. Mr. Cohen does not directly or indirectly beneficially own (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) any securities of New Century. Mr. Cohen does not directly or indirectly beneficially own any securities of any parent or subsidiary of New Century. No associate of Mr. Cohen directly or indirectly beneficially owns any securities of New Century.
Mr. Cohen has not directly or indirectly purchased or sold any securities of New Century in the past two years.
Contracts, Arrangements or Understandings: Mr. Cohen is not, and has not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of New Century, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Transactions with New Century: There has not been since the beginning of New Century’s last fiscal year, and there is not currently proposed, any transaction, or series of similar transactions, to which New Century or any of its subsidiaries was or is a party, in which the amount involved exceeds $60,000 and in which Mr. Cohen, any immediate family member of Mr. Cohen or any other associate of Mr. Cohen had, or will have, a direct or indirect material interest. None of Mr.

Cohen, any corporation or organization of which Mr. Cohen is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. Cohen has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. Cohen has been indebted to New Century or any of its subsidiaries at any time since the beginning of New Century’s last fiscal year in an amount in excess of $60,000.
Certain Business Relationships: Since the beginning of New Century’s last fiscal year, Mr. Cohen is not, and has not been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which New Century or any of its subsidiaries was indebted. Mr. Cohen is not associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. Cohen has not failed to file any reports related to New Century that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships. Neither Mr. Cohen nor any of his associates has any office or position with New Century or any arrangement or understanding with any person with respect to any future employment by New Century or its affiliates or with respect to any future transactions to which New Century or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of New Century and Mr. Cohen or between Mr. Cohen and any Nominee. Mr. Cohen has not received any compensation from New Century as a director or executive officer.
Arrangements Relating to Nomination: Mr. Cohen will enter into an indemnification agreement with Greenlight LLC pursuant to which Greenlight LLC will indemnify such Nominee from and against any losses incurred by such Nominee arising out of his nomination for election as a director of New Century at the 2006 Meeting, his election to the Board and his serving on the Board. Each indemnification agreement will provide that if the Nominee is elected to the Board, any indemnification of losses from Greenlight LLC shall apply only after giving effect to any indemnification provided by New Century.
Interest in Matters to be Acted Upon: Mr. Cohen indirectly owns a limited partnership interest in Greenlight Qualified. Due to its ownership interest in the Common Stock and its other interests relating to New Century described above under “Other Interests Relating to New Century,” Greenlight Qualified has an interest in the solicitation of proxies in support of the Nominees. The Nominees and Greenlight LLC have an interest in the solicitation of proxies in support of the Nominees through the indemnification agreements described above. The Nominees are expected to receive customary compensation from New Century in exchange for their services as directors, if elected.
Greenlight LP believes that Mr. Cohen is independent for purposes of Rule 10A-3 of the Exchange Act and Paragraph 303A.02 of the New York Stock Exchange’s Listed Company

Manual and is financially literate. Therefore, Greenlight LP believes that Mr. Cohen is eligible to serve on New Century’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

III. Information Regarding Thomas J. Edelman
Name: Thomas J. Edelman
Business address: 535 Madison Avenue, New York, New York 10022
Principal Occupation and Background: Mr. Edelman, age 55, currently is a director of Noble Energy, Inc., a Delaware corporation listed on the New York Stock Exchange (“Noble”), and Chairman of Bear Cub Investments LLC (“Bear Cub”). Noble’s address is 100 Glenborough Drive, Suite 100, Houston, Texas 77067. Noble is an independent energy company that, directly or through its subsidiaries or various arrangements with other companies, explores for, develops and produces crude oil and natural gas. Bear Cub’s address is 1625 Broadway, Denver, Colorado 80202. Bear Cub’s principal business is the gathering and processing of natural gas and the marketing of crude oil and natural gas liquids.
Mr. Edelman founded Patina Oil & Gas Corporation (“Patina”) and served as Chairman of the Board and Chief Executive Officer from its formation in 1996 through the completion of its merger with and into a subsidiary of Noble in May 2005. Mr. Edelman was also appointed Patina’s President in December 2004. Patina was an energy company engaged in the acquisition, development and exploitation of oil and natural gas properties within the continental United States. None of Noble, Patina or Bear Cub is a parent, subsidiary or affiliate of New Century. Mr. Edelman co-founded Snyder Oil Corporation and was its President from 1981 through 1997. From 1980 to 1981, he was with The First Boston Corporation and, from 1975 through 1980, with Lehman Brothers Kuhn Loeb Incorporated. Mr. Edelman received a Bachelor of Arts Degree in Political Science and Economics from Princeton University in 1973 and a Masters Degree in Finance from Harvard University’s Graduate School of Business Administration in 1975.
Directorships: Other than serving as a director of Noble Energy, Inc., a Delaware corporation listed on the New York Stock Exchange, Mr. Edelman is not a director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 55
Legal Proceedings Adverse to New Century: Neither Mr. Edelman nor any of his associates is a party to any legal proceeding that is adverse to New Century or any of its subsidiaries or has a material adverse interest to New Century or any of its subsidiaries in any legal proceeding.
Certain Legal Proceedings: Mr. Edelman has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. Edelman, (ii) any partnership in which Mr. Edelman was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. Edelman was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. Edelman has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. Edelman from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. Edelman has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. Edelman has not been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. Edelman has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. Edelman does not own any securities of New Century of record. Mr. Edelman does not directly or indirectly beneficially own (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) any securities of New Century. Mr. Edelman does not directly or indirectly beneficially own any securities of any parent or subsidiary of New Century. No associate of Mr. Edelman directly or indirectly beneficially owns any securities of New Century.
Mr. Edelman has not directly or indirectly purchased or sold any securities of New Century in the past two years.
Contracts, Arrangements or Understandings: Mr. Edelman is not, and has not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of New Century, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Transactions with New Century: There has not been since the beginning of New Century’s last fiscal year, and there is not currently proposed, any transaction, or series of similar transactions, to which New Century or any of its subsidiaries was or is a party, in which the amount involved exceeds $60,000 and in which Mr. Edelman, any immediate family member of Mr. Edelman or any other associate of Mr. Edelman had, or will have, a direct or indirect material interest. None of Mr. Edelman, any corporation or organization of which Mr. Edelman is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. Edelman has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. Edelman has been indebted to New Century or any of its subsidiaries at any time since the beginning of New Century’s last fiscal year in an amount in excess of $60,000.
Certain Business Relationships: Since the beginning of New Century’s last fiscal year, Mr. Edelman is not, and has not been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from New Century or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which New Century or any of its subsidiaries was indebted. Mr. Edelman is not associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. Edelman has not failed to file any reports related to New Century that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships. Neither Mr. Edelman nor any of his associates has any office or position with New Century or any arrangement or understanding with any person with respect to any future employment by New Century or its affiliates or with respect to any future transactions to which New Century or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of New Century and Mr. Edelman or between Mr. Edelman and any Nominee. Mr. Edelman has not received any compensation from New Century as a director or executive officer.
Arrangements Relating to Nomination: Mr. Edelman will enter into an indemnification agreement with Greenlight LLC pursuant to which Greenlight LLC will indemnify such Nominee from and against any losses incurred by such Nominee resulting from, relating to or arising out of his nomination for election as a director of New Century at the 2006 Meeting, his election to the Board and his serving on the Board. Each indemnification agreement will provide that if the Nominee is elected to the Board, any indemnification of losses from Greenlight LLC shall apply only after giving effect to any indemnification provided by New Century.
Interest in Matters to be Acted Upon: Mr. Edelman is a limited partner in Greenlight Qualified. Due to its ownership interest in the Common Stock and its other interests relating to New Century described above under “Other Interests Relating to New Century,” Greenlight Qualified has an interest in the solicitation of proxies in support of the Nominees. The Nominees and Greenlight LLC have an interest in the solicitation of proxies in support of the Nominees through the indemnification agreements described above. The Nominees are expected to receive customary compensation from New Century in exchange for their services as directors, if elected.

Greenlight LP believes that Mr. Edelman is independent for purposes of Rule 10A-3 of the Exchange Act and Paragraph 303A.02 of the New York Stock Exchange’s Listed Company Manual and is financially literate. Therefore, Greenlight LP believes that Mr. Edelman is eligible to serve on New Century’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

Annex B
Consent of David Einhorn to be Named in Proxy and Serve as Director
[Attached]

B-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
GREENLIGHT CAPITAL, LP
RELATING TO
NEW CENTURY FINANCIAL CORPORATION
     I, David Einhorn, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of New Century Financial Corporation, a Maryland corporation (the “Corporation”), at the 2006 Annual Meeting of the Stockholders of the Corporation (the “2006 Meeting”) in the notice of nomination to be delivered to the Corporation by Greenlight Capital, LP or any of its affiliates (collectively, “Greenlight”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by Greenlight with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2006 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a director of the Corporation, if elected.

Dated: February 13, 2006	/s/ DAVID EINHORN

David Einhorn

Annex C
Consent of David A. Cohen to be Named in Proxy and Serve as Director
[Attached]

C-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
GREENLIGHT CAPITAL, LP
RELATING TO
NEW CENTURY FINANCIAL CORPORATION
     I, David Cohen, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of New Century Financial Corporation, a Maryland corporation (the “Corporation”), at the 2006 Annual Meeting of the Stockholders of the Corporation (the “2006 Meeting”) in the notice of nomination to be delivered to the Corporation by Greenlight Capital, LP or any of its affiliates (collectively, “Greenlight”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by Greenlight with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2006 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a director of the Corporation, if elected.

Dated: February 10, 2006	/s/ DAVID COHEN

David Cohen

Annex D
Consent of Thomas J. Edelman to be Named in Proxy and Serve as Director
[Attached]

D-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
GREENLIGHT CAPITAL, LP
RELATING TO
NEW CENTURY FINANCIAL CORPORATION
     I, Thomas J. Edelman, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of New Century Financial Corporation, a Maryland corporation (the “Corporation”), at the 2006 Annual Meeting of the Stockholders of the Corporation (the “2006 Meeting”) in the notice of nomination to be delivered to the Corporation by Greenlight Capital, LP or any of its affiliates (collectively, “Greenlight”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by Greenlight with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2006 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a director of the Corporation, if elected.

Dated: February 12, 2006	/s/ THOMAS J. EDELMAN

Thomas J. Edelman